Exhibit 10.2

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS AND GRANTORS

The undersigned, each of which has guaranteed certain indebtedness of Geokinetics Holdings USA, Inc., a Delaware corporation (the “Borrower”), under the Original Credit Agreement referred to in that certain Amended and Restated Credit Agreement dated as of August 12, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, reference to which is made for the respective meanings of capitalized terms used and not otherwise defined herein) among the Borrower, Geokinetics Inc., a Delaware corporation, the Lenders party thereto, and Whitebox Advisors LLC, as Collateral Agent and Administrative Agent for the Lenders, pursuant to the Guarantee referred to in the Original Credit Agreement (the “Guarantors”), or has granted liens on substantially all of its assets to secure such indebtedness pursuant to the Collateral Documents referred to in the Original Credit Agreement, or both, each hereby:

(a)           acknowledges receipt of the Credit Agreement, which amends and restates in its entirety the Original Credit Agreement;

(b)           consents to the terms and execution and delivery of the Credit Agreement;

(c)           absolutely and unconditionally releases and forever discharges the Administrative Agent, the Lenders and their respective Affiliates, directors, officers, employees, counsel, agents, trustees, investment advisors and attorneys-in-fact from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or any of the Guarantors has had, now has or has made claim to have against any such person or entity for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Acknowledgment and Agreement of Guarantors and Grantors and arising from or relating to the Loans or any of the credit accommodations extended to the Borrower under either the Original Credit Agreement or the Credit Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown;

(d)           reaffirms its obligations to the Administrative Agent and the Lenders pursuant to the terms of each Loan Document to which it is a party, including, as applicable, the Guarantee and each of the Collateral Documents (and, without limiting the foregoing, confirms that the obligations guarantied and secured thereby include all Obligations, as defined in the Credit Agreement); and

(e)           acknowledges that the Administrative Agent and the Lenders may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the Guarantors and without impairing the liability of the Guarantors under the Guarantee or of any Loan Party under the Collateral Documents for or in respect of the Borrower’s present and future indebtedness to the Lenders.

Each of the undersigned further acknowledges that this Acknowledgment and Agreement of Guarantors and Grantors merely confirms the terms of each of the Guarantee and the Collateral Documents, and that, except as expressly provided in such Loan Document, no such acknowledgment and agreement of the undersigned is required in connection with any future amendment to or restatement of the Credit Agreement or any other Loan Document.

IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Agreement of Guarantors and Grantors to be duly executed as of August 12, 2011.

GEOKINETICS HOLDINGS USA, INC.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer

GEOKINETICS INC.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer

ADVANCED SEISMIC TECHNOLOGY, INC.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer

GEOKINETICS ACQUISITION COMPANY

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer

GEOKINETICS MANAGEMENT, INC.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer

GEOKINETICS PROCESSING, INC.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer

GEOKINETICS SERVICES CORP.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer

GEOKINETICS USA, INC.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer

GEOKINETICS INTERNATIONAL HOLDINGS, INC.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer

GEOKINETICS INTERNATIONAL, INC.

By:	/s/ Gary L. Pittman
Name: Gary L. Pittman
Title: Executive Vice President and Chief Financial Officer